UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 5, 2010

NOVAVAX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-26770	22-2816046
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9920 Belward Campus Drive Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(240) 268-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2010, the Board of Directors of Novavax, Inc. (the “Company”) elected Dr. James F. Young as a Class III director, effective immediately.  Dr. Young is an independent director, as defined by the NASDAQ Listing Rules.  Dr. Young was not elected pursuant to any arrangement or understanding between him and any other person and has not been appointed to serve on any committees of the Board of Directors at this time.

The Company issued a press release announcing the election of Dr. Young on April 7, 2010.  A copy of that press release is filed with this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits

Exhibits

99.1	Press Release issued by Novavax, Inc. dated April 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Novavax, Inc. (Registrant)

April 7, 2010	By:	/s/ Frederick W. Driscoll
	Name:	Frederick W. Driscoll
	Title:	Vice President, Chief Financial Officer and Treasurer